LIBERTY NEWPORT
                                ASIA PACIFIC FUND

                                  Annual Report

                                  June 30, 2002

[photo of young couple with puppy]


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

 PRESIDENT'S MESSAGE

[photo of Keith T. Banks]


Dear Shareholder:
While the US stock market declined sharply during the year, Asian markets fared somewhat better. Japan's stock market was a strong performer in the first half of 2002. Smaller markets such as Indonesia, Thailand and the emerging market of China have been strong performers and even the larger markets of Korea, Hong Kong and Singapore did better than the US.

The range of performance among the world's stock markets is a timely reminder that having a diversified portfolio may be a sound strategy in any environment. If your portfolio does not include US stocks and traditional fixed-income investments, speak with your investment professional about the potential benefits of incorporating them in your financial plan.

The following report will provide you with more detailed information about the fund's performance and the strategies used by portfolio managers Chris Legallet and David Smith. As always, we thank you for investing in Liberty Newport Asia Pacific Fund and for giving us the opportunity to help you build a strong financial future.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President
Liberty Funds

NET ASSET VALUE PER SHARE as of 6/30/02 ($)
         Class A          14.47
         Class B          14.09
         Class C          14.09
         Class S          14.55
         Class Z          14.47


             o NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

 PERFORMANCE INFORMATION

Value of a $10,000 investment
8/19/98 - 6/30/02

PERFORMANCE OF A $10,000 INVESTMENT

8/19/98 - 6/30/02 ($)

                  without      with
                   sales       sales
                  charge      charge
---------------------------------------
 Class A          15,885      14,971
---------------------------------------
 Class B          15,438      15,138
---------------------------------------
 Class C          15,439      15,439
---------------------------------------
 Class S          15,973        n/a
---------------------------------------
 Class Z          15,894        n/a
---------------------------------------



[line chart data]:


              Class A shares       Class A shares      MSCI AC Asia
           without sales charge   with sales charge   Pacific Free Index

8/1998           $10,000.0          $9,425.0        $10,000.0
                   9,470.0           8,925.0         10,038.0
                  10,200.0           9,614.0         11,744.0
                  12,130.0          11,433.0         12,387.0
                  12,870.0          12,130.0         12,768.0
                  13,297.0          12,533.0         12,871.0
                  12,914.0          12,172.0         12,596.0
                  13,105.0          12,352.0         14,171.0
                  14,960.0          14,100.0         15,235.0
                  17,177.0          16,189.0         14,446.0
                  16,299.0          15,362.0         15,959.0
                  19,161.0          18,059.0         16,951.0
                  20,654.0          19,466.0         16,888.0
                  21,459.0          20,225.0         17,368.0
                  21,702.0          20,454.0         18,000.0
                  22,709.0          21,403.0         18,965.0
                  26,379.0          24,862.0         20,213.0
                  29,444.0          27,751.0         19,501.0
                  27,562.0          25,977.0         19,020.0
                  27,871.0          26,268.0         20,239.0
                  28,933.0          27,269.0         18,713.0
                  26,540.0          25,014.0         17,643.0
                  24,775.0          23,351.0         18,876.0
                  26,093.0          24,593.0         17,115.0
                  24,478.0          23,071.0         17,833.0
                  25,222.0          23,772.0         16,674.0
                  23,628.0          22,270.0         15,622.0
                  21,599.0          20,357.0         15,058.0
                  20,525.0          19,345.0         14,465.0
                  20,043.0          18,890.0         14,854.0
                  20,921.0          19,718.0         14,177.0
                  19,527.0          18,404.0         13,364.0
                  17,991.0          16,956.0         14,102.0
                  19,144.0          18,043.0         14,077.0
                  19,012.0          17,918.0         13,469.0
                  18,112.0          17,071.0         12,616.0
                  17,047.0          16,067.0         12,367.0
                  16,214.0          15,281.0         10,982.0
                  14,129.0          13,316.0         11,198.0
                  14,656.0          13,813.0         11,732.0
                  15,643.0          14,744.0         11,467.0
                  15,709.0          14,806.0         11,040.0
                  15,489.0          14,599.0         11,342.0
                  15,412.0          14,526.0         12,001.0
                  16,279.0          15,343.0         12,438.0
                  16,599.0          15,644.0         12,925.0
                  16,620.0          15,664.0         12,268.0
6/2002            15,885.0          14,971.0



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Free Index is an unmanaged index that tracks the performance of stock traded on stock exchanges in Pacific Basin countries, including Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, South Korea, Taiwan and Thailand. The index performance is from August 31, 1998. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.


Average annual total return as of 6/30/02 (%)

Share class                          A                     B                      C                 S           Z
Inception                         8/19/98               8/19/98                8/19/98           2/1/01      8/12/99
-------------------------------------------------------------------------------------------------------------------
                           without      with      without      with       without     with       without     without
                            sales       sales      sales       sales       sales      sales       sales       sales
                           charge      charge     charge      charge      charge     charge      charge      charge
-------------------------------------------------------------------------------------------------------------------
1-year                     -12.30     -17.35      -12.97      -17.32      -12.92     -13.79      -12.03      -12.67
-------------------------------------------------------------------------------------------------------------------
3-year                      -6.06      -7.90       -6.75       -7.61       -6.74      -6.74       -5.89       -6.05
-------------------------------------------------------------------------------------------------------------------
Life                        12.73      11.01       11.90       11.33       11.90      11.90       12.89       12.74



Past performance cannot predict future investment results. Returns and value of an investment may vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions, if any. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The "with sales charge" returns include the maximum 5.75% charge for class A shares, maximum appropriate class B maximum contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year
- 2%, sixth year - 1%, thereafter - 0%, and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class S and Z share (newer class shares) performance includes returns of the fund's class A shares for periods prior to the inception dates of the newer class shares. Returns are not restated to reflect any expense differential, e.g., 12b-1 fees, between class A and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class S and Z shares would have been different.

TOP 5 COUNTRIES AS OF 6/30/02 (%)
JAPAN                             36.8
HONG KONG                         23.2
SINGAPORE                         10.4
CHINA                              7.2
INDIA                              7.1

CALCULATED AS A PERCENTAGE OF TOTAL INVESTMENTS.

TOP 10 HOLDINGS AS OF 6/30/02 (%)
SUN HUNG KAI PROPERTIES            4.0
FOSTER'S GROUP                     4.0
LI & FUNG                          3.9
SAMSUNG ELECTRONICS                3.9
CANON                              3.8
CHINA MOBILE                       3.8
HONG KONG & CHINA GAS              3.5
ORIX                               3.5
HUTCHISON WHAMPOA                  3.5
ROHM                               3.4

CALCULATED AS A PERCENTAGE OF NET ASSETS.

SINCE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THE SAME PORTFOLIO HOLDINGS AND/OR INVEST IN THESE COUNTRIES IN THE FUTURE.

BOUGHT
--------------------------------------------------------------------------------

During the period, we purchased Kao Corp. (2.5% of net assets) in Japan, (a blue chip cosmetic manufacturer) with global brands including Biore and Jergens. Kao has an excellent management team focused on profitability illustrated by consistent growth in the bottom line. They have a strong balance sheet and have a program to buy back stock as well as looking for expansion opportunities globally.

SOLD
--------------------------------------------------------------------------------

During the period, we reduced our holdings in DBS Group Holdings, Singapore's largest bank. However, this stock has been a core holding for sometime. We have become concerned over the frequency of management changes and are less clear on the bank's growth strategy.

PORTFOLIO MANAGERS' DISCUSSION

During the fiscal year, the downturn in the US economy caused many investors to seek opportunities outside the United States. As a result, there was a significant movement of investment capital into Asia, where market participants focused on domestically-oriented companies that should benefit from an emerging middle class with strong demand for consumer goods and services.

LIMITED EXPOSURE TO JAPAN
HELD BACK PERFORMANCE

For the 12-month period ended June 30, 2002, class A shares of Liberty Newport Asia Pacific Fund returned negative 12.30% without a sales charge. The fund underperformed its benchmark, the MSCI AC Asia Pacific Free Index, which returned negative 8.90%. It also underperformed the average fund in the Morningstar(R) Diversified Pacific/Asia Category1 which returned negative 10.17% for the same period. Over thirty percent of the fund's net assets were invested in Japan. However, the fund's benchmark had about 60% of its assets in Japan. Since Japanese stocks performed well, the fund's small position in Japan, relative to its benchmark, was the main reason for its underperformance.

A STRONGER YEN HELPED JAPANESE COMPANIES

An increase in the value of the yen and a slight improvement in economic growth were positive for the Japanese companies in the portfolio. For some companies -- especially those that import raw materials -- the stronger yen lowered production costs and boosted earnings. When selecting Japanese stocks, we favored those whose streamlined operations have made them more productive and profitable. We also focused on companies that we believe have the potential to benefit from a rebound in consumer spending. One such company was Kao (2.5% of net assets),2


--------------------

1 (C)2002 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

2 Holdings and country weightings are disclosed as of June 30, 2002, and are subject to change.

a cosmetic company. Another was frozen-food producer Katokichi (1.1% of net assets). Because it is expensive to manufacture products in Japan, Katokichi has lowered its costs by moving its processing plants to China. We also added Ricoh (2.1% of net assets), a copier company that has improved its product line and is gaining market share at home and abroad.

CHINA AND HONG KONG CONTRIBUTED
TO PERFORMANCE

We invested about 7% of the fund's assets in China and about 23% in Hong Kong. Both regions were aided by strong exports and increased foreign investment from multinational corporations that expect to benefit from the opening of the China market. In China, we emphasized utility companies, such as Huaneng Power International (3.3% of net assets), the most profitable power generator in China. The company's performance this period helped the fund's overall return. We also held Hong Kong based Johnson Electric Holdings (1.4% of net assets), one of the world's largest manufacturers of micromotors. While we believe Johnson Electric has the potential to benefit the fund over the long term, its exposure to the US market led to disappointing results in the past year. In Taiwan, we favored technology companies, which were affected negatively by their dependence on the troubled US technology sector.

GREATER CHINA WILL BE AN AREA OF FOCUS

Many Asian economies have had several years of slow growth and may now be poised for an economic recovery. As the Asian economies recover, we expect most of their growth to come from domestic spending rather than from exports. Therefore, domestically oriented consumer companies will be an area of emphasis for us. As we look ahead, we think some of the best investment opportunities will come from greater China (China, Hong Kong and Taiwan). Since Japan has not instituted the reforms that could help solve its bad loans problem in the banking system, we intend to keep the fund's allocation to the country low in relation to its benchmark. We continue to believe there are more opportunities for growth outside Japan.

/s/ Chris Legallet         /s/ David R. Smith



CHRIS LEGALLET and DAVID R. SMITH are portfolio co-managers of Liberty Newport Asia Pacific Fund. Mr. Legallet is chief investment officer of Newport Fund Management, Inc. (Newport), an affiliate of Columbia Management Group. Mr. Smith is a senior vice president of Newport.


There are specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. In addition, concentration of investments in a single region or country may result in greater volatility.

[bar chart data]:
Top 5 sectors as of 6/30/02 (%)
Financials                          22.8
Information technology              22.3
Consumer discretionary              14.5
Consumer staples                    10.5
Industrials                          9.5


Sectors are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings and sector breakdowns in the future.

INVESTMENT PORTFOLIO

June 30, 2002


COMMON STOCKS - 97.5%              SHARES         VALUE
-------------------------------------------------------
CONSUMER DISCRETIONARY - 14.5%
AUTOMOBILES & COMPONENTS - 1.9%
   AUTOMOBILE MANUFACTURERS - 1.9%
Honda Motor Co., Ltd.              6,200     $  251,971
                                             ----------
CONSUMER DURABLES & APPAREL - 3.9%
   APPAREL & ACCESSORIES - 3.9%
Li & Fung Ltd.                   376,000        506,157
                                             ----------
HOTELS, RESTAURANTS & LEISURE - 1.3%
   RESTAURANTS - 1.3%
Plenus Co., Ltd.                   4,000        165,238
                                             ----------
MEDIA - 2.2%
   BROADCASTING & CABLE - 1.0%
Television Broadcasts Ltd.        30,000        127,693
                                             ----------
   PUBLISHING & PRINTING - 1.2%
Singapore Press Holdings Ltd.     13,400        150,873
                                             ----------
RETAILING - 5.2%
   APPAREL RETAIL - 2.8%
Giordano International Ltd.      590,000        363,079
                                             ----------
   GENERAL MERCHANDISE STORES - 2.4%
Don Quijote Co., Ltd.              3,200        308,801
                                             ----------

--------------------------------------------------------
CONSUMER STAPLES - 10.5%
FOOD, BEVERAGES & TOBACCO - 8.0%
   BREWERS - 4.0%
Foster's Group Ltd.              193,262        514,068
                                             ----------
   PACKAGED FOODS - 4.0%
Ariake Japan Co., Ltd.             6,300        242,338
Katokichi Co., Ltd.                7,900        138,730
Nestle India Ltd.                 12,800        134,890
                                             ----------
                                                515,958
                                             ----------
HOUSEHOLD & PERSONAL PRODUCTS - 2.5%
   HOUSEHOLD PRODUCTS - 2.5%
Kao Corp.                         14,000        323,117
                                             ----------

-------------------------------------------------------
ENERGY - 0.8%
OIL & GAS REFINING & MARKETING - 0.8%
Tokyo Gas Co., Ltd.               37,000        103,031
                                             ----------

-------------------------------------------------------
FINANCIALS - 22.8%
BANKS - 9.4%
Commonwealth Bank of Australia     8,650        160,524
DBS Group Holdings Ltd.           60,771        426,355
Hang Seng Bank Ltd.               36,300        388,599
Public Bank Berhad               136,000        123,832
United Overseas Bank Ltd.         16,000        114,968
                                             ----------
                                              1,214,278
                                             ----------


                                   SHARES         VALUE
-------------------------------------------------------
DIVERSIFIED FINANCIALS - 7.9%
   CONSUMER FINANCE - 7.9%
Acom Co., Ltd.                     2,400     $  164,368
Housing Development Finance
   Corp., Ltd.                    30,250        403,230
ORIX Corp.                         5,600        452,833
                                             ----------
                                              1,020,431
                                             ----------
REAL ESTATE - 5.5%
   REAL ESTATE MANAGEMENT & DEVELOPMENT - 5.5%
City Developments Ltd.            54,000        174,149
Land and Houses Public Co.,
   Ltd. (a)                       11,800         22,307
Sun Hung Kai Properties Ltd.      68,000        516,542
                                             ----------
                                                712,998
                                             ----------

-------------------------------------------------------
HEALTH CARE - 2.7%
PHARMACEUTICALS & BIOTECHNOLOGY - 2.7%
   PHARMACEUTICALS - 2.7%
Dr. Reddy's Laboratories Ltd.      6,800        131,609
Takeda Chemical Industries Ltd.    5,000        219,927
                                             ----------
                                                351,536
                                             ----------

-------------------------------------------------------
INDUSTRIALS - 9.5%
CAPITAL GOODS - 6.9%
   AEROSPACE & DEFENSE - 2.1%
Singapore Technologies
   Engineering Ltd.              247,000        269,716
                                             ----------
   ELECTRICAL COMPONENTS & EQUIPMENT - 1.4%
Johnson Electric Holdings Ltd.   150,700        178,716
                                             ----------
   INDUSTRIAL CONGLOMERATES - 3.4%
Hutchison Whampoa Ltd.            60,000        448,080
                                             ----------
COMMERCIAL SERVICES & SUPPLIES - 2.6%
   DIVERSIFIED COMMERCIAL SERVICES - 2.6%
Bellsystem24, Inc.                   200         70,159
Secom Co., Ltd.                    5,500        270,435
                                             ----------
                                                340,594
                                             ----------

-------------------------------------------------------
INFORMATION TECHNOLOGY - 22.3%
SOFTWARE & SERVICES - 2.8%
   APPLICATION SOFTWARE - 0.9%
Nippon System Development
   Co., Ltd.                       3,300        124,731
                                             ----------
   INFORMATION TECHNOLOGY CONSULTING
     & SERVICES - 1.9%
Infosys Technologies Ltd.          3,600        242,031
                                             ----------



See notes to investment portfolio.

COMMON STOCKS (CONTINUED)          SHARES         VALUE
-------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TECHNOLOGY HARDWARE & EQUIPMENT - 19.5%
   ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.3%
Murata Manufacturing Co., Ltd.     3,200    $   206,046
Venture Corp., Ltd.               16,000        127,642
Yageo Corp. (a)                  205,000         90,811
                                             ----------
                                                424,499
                                             ----------
   NETWORKING EQUIPMENT - 0.6%
Datacraft Asia Ltd.               65,100         78,120
                                             ----------
   OFFICE ELECTRONICS - 5.8%
Canon, Inc.                       13,000        492,453
Ricoh Co., Ltd.                   15,300        265,481
                                             ----------
                                                757,934
                                             ----------
   SEMICONDUCTORS - 9.8%
Rohm Co., Ltd.                     2,900        433,842
Samsung Electronics Co., Ltd.      1,830        501,308
Taiwan Semiconductor
   Manufacturing Co., Ltd. (a)   165,194        336,222
                                             ----------
                                              1,271,372
                                             ----------

-------------------------------------------------------
MATERIALS - 1.2%
CHEMICALS - 1.2%
   DIVERSIFIED CHEMICALS - 1.2%
Shin-Etsu Chemical Co., Ltd.       3,600        155,036
                                             ----------

-------------------------------------------------------
TELECOMMUNICATION SERVICES - 6.4%
WIRELESS TELECOMMUNICATION SERVICES - 6.4%
China Mobile Ltd. (a)(b)         168,000        492,240
NTT DoCoMo, Inc.         135     333,027
                                             ----------
                                                825,267
                                             ----------

-------------------------------------------------------
UTILITIES - 6.8%
ELECTRIC UTILITIES - 3.3%
Huaneng Power International, Inc.520,000        426,669
                                             ----------

GAS UTILITIES - 3.5%
Hong Kong & China Gas Co., Ltd.  342,613        454,624
                                             ----------

TOTAL COMMON STOCKS
   (cost of $12,450,919)                     12,626,618
                                             ----------

SHORT-TERM OBLIGATION - 1.7%         PAR          VALUE
-------------------------------------------------------

Repurchase agreement with SBC
  Warburg Ltd., dated 06/28/02,
  due 07/01/02 at 1.900%
  collateralized by U.S. Treasury
  Bonds and/or Notes with
  various maturities to 11/15/27,
  market value $225,163
  (repurchase proceeds $220,035)
  (cost of $220,000)            $220,000     $  220,000
                                             ----------
TOTAL INVESTMENTS - 99.2%
   (cost of $12,670,919) (c)                 12,846,618
                                             ----------
OTHER ASSETS & LIABILITIES, NET - 0.8% 99,264
-------------------------------------------------------
NET ASSETS - 100.0%                         $12,945,882
                                             ==========

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing.
(b) Represents fair value as determined under the direction of the Board of Trustees.
(c)  Cost for federal income tax purposes is $12,767,413.


(UNAUDITED)
SUMMARY OF SECURITIES                      % OF TOTAL
BY COUNTRY                     VALUE       INVESTMENTS
------------------------------------------------------
Japan                   $ 4,721,564            36.8%
Hong Kong                 2,983,490            23.2
Singapore                 1,341,823            10.4
China                       918,909             7.2
India                       911,760             7.1
Australia                   674,592             5.2
South Korea                 501,308             3.9
Taiwan                      427,033             3.3
United States               220,000             1.7
Malaysia                    123,832             1.0
Thailand                     22,307             0.2
----------------------------------------------------
                        $12,846,618           100.0%
----------------------------------------------------

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

See notes to financial statements.

 STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002


ASSETS:

Investments, at cost                        $12,670,919
                                             ----------
Investments, at value                       $12,846,618
Cash                                             80,649
Foreign currency (cost of $7,129)                 7,473
Receivable for:
   Fund shares sold                              94,694
   Interest                                          35
   Dividends                                     28,424
Expense reimbursement due from
   Advisor/Administrator                         42,546
Deferred Trustees' compensation plan              4,309
                                             ----------
     Total Assets                            13,104,748
                                             ----------
LIABILITIES:
Payable for:
   Fund shares repurchased                       91,149
   Management fee                                10,834
   Administration fee                             2,706
   Transfer agent fee                             8,989
   Pricing and bookkeeping fees                     932
   Trustees' fee                                      2
   Audit fee                                     22,000
   Reports to shareholders                       10,175
Deferred Trustees' fee                            4,309
Other liabilities                                 7,770
                                             ----------
     Total Liabilities                          158,866
                                             ----------
NET ASSETS                                  $12,945,882
                                             ----------
COMPOSITION OF NET ASSETS:
Paid-in capital                             $19,980,946
Accumulated net investment loss                (121,497)
Accumulated net realized loss                (7,090,431)
Net unrealized appreciation on:
   Investments                                  175,699
   Foreign currency translations                  1,165
                                             ----------
NET ASSETS                                  $12,945,882
                                             ----------
CLASS A:

Net assets                                  $ 6,803,803
Shares outstanding                              470,340
                                             ----------
Net asset value per share                   $     14.47(a)
                                             ----------
Maximum offering price per share
   ($14.47/0.9425)                          $     15.35(b)
                                             ----------
CLASS B:

Net assets                                  $ 4,850,978
Shares outstanding                              344,235
                                             ----------
Net asset value and offering
   price per share                          $     14.09(a)
                                             ----------
CLASS C:

Net assets                                  $ 1,072,983
Shares outstanding                               76,155
                                             ----------
Net asset value and offering
   price per share                          $     14.09(a)
                                             ----------
CLASS S:

Net assets                                  $   218,104
Shares outstanding                               14,991
                                             ----------
Net asset value, offering and redemption
   price per share                          $     14.55
                                             ----------
CLASS Z:

Net assets                                  $     14.47
Shares outstanding                                    1
                                             ----------
Net asset value, offering and redemption
   price per share                          $     14.47
                                             ----------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

 STATEMENT OF OPERATIONS

For the Year Ended June 30, 2002


INVESTMENT INCOME:
Dividends                                     $ 214,736
Interest                                          4,715
                                             ----------
   Total Investment Income (net of
     foreign taxes withheld of $25,980)         219,451
                                             ----------
EXPENSES:
Management fee                                  137,170
Administration fee                               34,293
Distribution fee:
  Class B                                        40,123
  Class C                                         6,634
Service fee:
  Class A                                        18,355
  Class B                                        13,200
  Class C                                         2,219
Pricing and bookkeeping fees                     10,000
Transfer agent fee                               95,902
Trustees' fee                                     9,178
Custody fee                                      29,163
Registration fee                                117,836
Other expenses                                   66,735
                                             ----------
   Total Operating Expenses                     580,808
Fees and expenses waived or
  reimbursed by
  Advisor/Administrator                        (239,305)
Custody earnings credit                            (200)
                                             ----------
  Net Operating Expenses                        341,303
Interest expense                                    128
                                             ----------
  Net Expenses                                  341,431
                                             ----------
Net Investment Loss                            (121,980)
                                             ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
  Investments                                (1,545,062)
  Foreign currency transactions                 (19,185)
                                             ----------
    Net realized loss                        (1,564,247)
                                             ----------
Net change in unrealized appreciation/depreciation on:
  Investments                                  (232,440)
  Foreign currency translations                  10,093
                                             ----------
    Net change in unrealized
      appreciation/depreciation                (222,347)
                                             ----------
Net Loss                                     (1,786,594)
                                             ----------
Net Decrease in Net Assets from Operations  $(1,908,574)
                                             ----------




See notes to financial statements.

 STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED JUNE 30,
INCREASE (DECREASE)         ---------------------------
IN NET ASSETS:                    2002       2001(a)
--------------------------------------------------------

OPERATIONS:
Net investment loss            $ (121,980)   $ (88,413)
Net realized loss on
   investments and foreign
   currency transactions       (1,564,247)  (2,641,683)
Net change in unrealized
   appreciation/depreciation
   on investments and foreign
   currency translations         (222,347)  (3,952,889)
                               -----------  -----------
Net Decrease from Operations   (1,908,574)  (6,682,985)
                               -----------  -----------
TOTAL DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net realized gains:
   Class A                             --      (74,825)
   Class B                             --      (42,578)
   Class C                             --       (8,565)
   Class Z                             --      (17,279)
In excess of net realized gains:
   Class A                             --     (183,124)
   Class B                             --     (104,203)
   Class C                             --      (20,962)
   Class Z                             --      (42,287)
                               -----------  -----------
     Total Distributions
       Declared to
       Shareholders                    --     (493,823)
                               -----------  -----------
SHARE TRANSACTIONS:
Class A:
   Subscriptions               18,708,721    8,342,526
   Proceeds received in
     connection with merger            --    3,014,866
   Distributions reinvested            --      241,163
   Redemptions                (20,214,863)  (9,036,764)
                               -----------  -----------
     Net Increase (Decrease)   (1,506,142)   2,561,791
                               -----------  -----------
Class B:
   Subscriptions                1,611,226    1,986,039
   Proceeds received in
     connection with merger            --    5,038,605
   Distributions reinvested            --      135,800
   Redemptions                 (2,794,582)  (3,576,598)
                               -----------  -----------
     Net Increase (Decrease)   (1,183,356)   3,583,846
                               -----------  -----------
Class C:
   Subscriptions                4,392,539      316,912
   Proceeds received in
     connection with merger            --      599,024
   Distributions reinvested            --       26,549
   Redemptions                 (4,346,103)    (736,420)
                               -----------  -----------
     Net Increase                  46,436      206,065
                               -----------  -----------
Class S:
   Subscriptions                  178,644       18,236
   Proceeds received in
     connection with merger            --      353,656
   Redemptions                   (221,759)     (22,422)
                               -----------  -----------
     Net Increase (Decrease)      (43,115)     349,470
                               -----------  -----------

(a)  Class S shares were initially offered on February 1, 2001.


                                 YEAR ENDED JUNE 30,
                             ---------------------------
                                  2002       2001(a)
--------------------------------------------------------

Class Z:
   Subscriptions                    $ 485 $    234,202
   Distributions reinvested            --       59,566
   Redemptions                     (6,879)  (1,799,873)
                               -----------  -----------
     Net Decrease                  (6,394)  (1,506,105)
                               -----------  -----------
Net Increase (Decrease) from
   Share Transactions          (2,692,571)   5,195,067
                               -----------  -----------
Total Decrease in
   Net Assets                  (4,601,145)  (1,981,741)

NET ASSETS:
Beginning of period            17,547,027   19,528,768
                               -----------  -----------
End of period (including
   accumulated net investment
   loss of $(121,497) and
   overdistributed net
   investment income of
   $(229,739), respectively) $ 12,945,882  $ 17,547,027
                               -----------  -----------
CHANGES IN SHARES:
Class A:
   Subscriptions                1,284,099      481,172
   Issued in connection with
     merger                            --      159,239
   Issued for distributions
     reinvested                        --       12,476
   Redemptions                 (1,372,817)    (509,870)
                               -----------  -----------
     Net Increase (Decrease)      (88,718)     143,017
                               -----------  -----------
Class B:
   Subscriptions                  113,932      108,191
   Issued in connection with
     merger                            --      270,326
   Issued for distributions
     reinvested                        --        7,129
   Redemptions                   (196,072)    (199,400)
                               -----------  -----------
     Net Increase (Decrease)      (82,140)     186,246
                               -----------  -----------
Class C:
   Subscriptions                  308,889       16,588
   Issued in connection with
     merger                            --       32,164
   Issued for distributions
     reinvested                        --        1,395
   Redemptions                   (301,261)     (38,617)
                               -----------  -----------
     Net Increase                   7,628       11,530
                               -----------  -----------
Class S:
   Subscriptions                   11,880        1,046
   Issued for distributions
     reinvested                        --       18,682
   Redemptions                    (15,309)      (1,308)
                               -----------  -----------
     Net Increase (Decrease)       (3,429)      18,420
                               -----------  -----------
Class Z:
   Subscriptions                       34       10,500
   Issued for distributions
     reinvested                        --        3,074
   Redemptions                       (483)     (98,365)
                               -----------  -----------
     Net Decrease                    (449)     (84,791)
                               -----------  -----------



See notes to financial statements.

 NOTES TO FINANCIAL STATEMENTS

June 30, 2002



NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Liberty Newport Asia Pacific Fund (the "Fund"), a series of Liberty Funds Trust VI, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth. The Fund may issue an unlimited number of shares. The Fund offers five classes of shares: Class A, Class B, Class C, Class S and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Effective February 1, 2001, the Fund began offering Class S shares. Class S and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S and Class Z shares, as described in the Fund's prospectuses.

On February 2, 2001, the Stein Roe Small Cap Tiger Fund merged into the Fund as follows:

                      MUTUAL FUND        UNREALIZED
SHARES ISSUED     NET ASSETS RECEIVED  DEPRECIATION(1)
---------------------------------------------------------
480,411               $9,006,151         $(110,573)


                     NET ASSETS OF       NET ASSETS
NET ASSETS OF THE  OTHER MUTUAL FUND     OF THE FUND
FUND PRIOR TO    IMMEDIATELY PRIOR TO IMMEDIATELY AFTER
COMBINATION           COMBINATION        COMBINATION
---------------------------------------------------------
$14,061,535           $9,006,151         $23,067,686

(1) Unrealized depreciation is included in the Mutual Fund Net Assets Received amount shown above.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Investments for which market quotations are not readily available or quotations which management believes are not appropriate are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, passive foreign investment companies ("PFIC"), permanent loss of capital loss carryforward due to merger limitations and post-October losses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended June 30, 2002 permanent items identified and reclassified among the components of net assets are as follows:

      ACCUMULATED      ACCUMULATED
    NET INVESTMENT    NET REALIZED       PAID-IN
         LOSS             LOSS           CAPITAL
         -----            -----          -------
       $230,222        $1,218,592     $(1,448,814)


Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                  CAPITAL LOSS
        YEAR OF EXPIRATION        CARRYFORWARD
-------------------------------------------------
             2006                  $2,391,1271
             2010                   3,676,821
-------------------------------------------------
             Total                 $6,067,948
-------------------------------------------------

1    Acquired from the merger with Stein Roe Small Cap Tiger Fund.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of June 30, 2002 for federal income tax purposes, post-October losses of $1,022,483 and $19,185 attributable to security transactions and foreign currency losses, respectively, were deferred to July 1, 2002.

NOTE 3. FEES AND COMPENSATION
PAID TO AFFILIATES

MANAGEMENT FEE:

Newport Fund Management, Inc. (the "Advisor") is the investment advisor of the Fund and receives a monthly fee equal to 1.00% annually of the Fund's average daily net assets.

On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to a subsidiary of FleetBoston Financial Corporation. This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund. The Fund had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

ADMINISTRATION FEE:

Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average daily net assets.

BOOKKEEPING FEE:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Administrator, is the Fund's principal underwriter. For the year ended June 30, 2002, the Fund has been advised that the Distributor retained net underwriting discounts of $2,152 on sales of the Fund's Class A shares and received contingent deferred sales charges ("CDSC") of $1, $25,105 and $676 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Advisor/Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.90% annually of the Fund's average daily net assets.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $200 of custody fees were reduced by balance credits for the year ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the year ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $3,297,267 and $6,083,410, respectively.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation         $1,959,690
     Gross unrealized depreciation         (1,880,485)
                                            ---------
         Net unrealized appreciation         $ 79,205
                                            ---------


OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT

The Fund has a fundamental policy which allows it to borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total net assets (exclusive of borrowings). The Fund is part of a $200,000,000 credit facility that has been set up as a means of borrowing. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or
(3) IBOR offshore loan rate plus 1/2 of 1%. Other investment companies managed by the Advisor also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire $200,000,000 at any particular time. For the year ended June 30, 2002, the average daily loan balance outstanding was $2,000,000 at a weighted average interest rate of 2.31%

NOTE 6. OTHER RELATED PARTY TRANSACTIONS

At June 30, 2002, FIMFunding, Inc. owned 27.9% of the Fund's outstanding shares.

NOTE 7. SUBSEQUENT EVENT

Effective July 29, 2002, the Fund's Class Z shares were exchanged for Class S shares. Class S shares were subsequently redesignated Class Z shares.

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows:


                                                                                                             PERIOD
                                                                                                              ENDED
                                                                      YEAR ENDED JUNE 30,                   JUNE 30,
-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                              2002             2001             2000             1999(a)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 16.50          $ 24.55          $ 19.01          $ 10.00
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                        (0.08)           (0.04)           (0.16)(c)        (0.02)(c)
Net realized and unrealized gain (loss) on investments
   and foreign currency                                        (1.95)           (7.38)            7.03             9.14
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            (2.03)           (7.42)            6.87             9.12
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                                        --               --            (0.50)           (0.11)
From net realized gains                                           --            (0.18)           (0.83)              --
In excess of net realized gains                                   --            (0.45)              --               --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                   --            (0.63)           (1.33)           (0.11)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $ 14.47          $ 16.50          $ 24.55          $ 19.01
-----------------------------------------------------------------------------------------------------------------------
Total return (d)(e)                                           (12.30)%         (30.60)%          36.18%           91.64%(f)
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                    2.15%            2.15%            2.15%            2.15%(h)
Net investment loss (g)                                        (0.55)%          (0.22)%          (0.65)%         (0.15)%(h)
Waiver/reimbursement                                            1.74%            1.26%            0.96%            3.10%(h)
Portfolio turnover rate                                           24%              43%              31%              26%(f)
Net assets, end of period (000's)                            $ 6,804          $ 9,222         $ 10,213          $ 4,606

(a)  The Fund commenced investment operations on August 19, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Net of fees and expenses waived or borne by the Advisor/Administrator which amounted to $0.233 and $0.365 per share for the periods ended June 30, 2000 and 1999, respectively.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor/Administrator not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)  Annualized.

Selected data for a share outstanding throughout each period is as follows:


                                                                                                             PERIOD
                                                                                                              ENDED
                                                                      YEAR ENDED JUNE 30,                   JUNE 30,
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                              2002             2001             2000             1999(a)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 16.19          $ 24.31          $ 18.90          $ 10.00
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                        (0.19)           (0.15)           (0.34)(c)        (0.11)(c)
Net realized and unrealized gain (loss) on investments and
   foreign currency                                            (1.91)           (7.34)            7.03             9.10
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            (2.10)           (7.49)            6.69             8.99
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                                        --               --            (0.45)           (0.09)
From net realized gains                                           --            (0.18)           (0.83)              --
In excess of net realized gains                                   --            (0.45)              --               --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                   --            (0.63)           (1.28)           (0.09)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $ 14.09          $ 16.19          $ 24.31          $ 18.90
-----------------------------------------------------------------------------------------------------------------------
Total return (d)(e)                                           (12.97)%         (31.20)%          35.43%           90.36%(f)
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                    2.90%            2.90%            2.90%            2.90%(h)
Net investment loss (g)                                        (1.30)%          (0.80)%          (1.40)%         (0.90)%(h)
Waiver/reimbursement                                            1.74%            1.38%            0.96%            3.10%(h)
Portfolio turnover rate                                           24%              43%              31%              26%(f)
Net assets, end of period (000's)                            $ 4,851          $ 6,903          $ 5,836            $ 515

(a)  The Fund commenced investment operations on August 19, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Net of fees and expenses waived or borne by the Advisor/Administrator which amounted to $0.233 and $0.365 per share for the periods ended June 30, 2000 and 1999, respectively.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge. (e)Had the Advisor/Administrator not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)  Annualized.

Selected data for a share outstanding throughout each period is as follows:


                                                                                                             PERIOD
                                                                                                              ENDED
                                                                      YEAR ENDED JUNE 30,                   JUNE 30,
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                              2002             2001             2000             1999(a)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 16.18          $ 24.28          $ 18.90          $ 10.00
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                        (0.19)           (0.18)           (0.34)(c)        (0.11)(c)
Net realized and unrealized gain (loss) on investments and
   foreign currency                                            (1.90)           (7.29)            7.00             9.10
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            (2.09)           (7.47)            6.66             8.99
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                                        --               --            (0.45)           (0.09)
From net realized gains                                           --            (0.18)           (0.83)              --
In excess of net realized gains                                   --            (0.45)              --               --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                   --            (0.63)           (1.28)           (0.09)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $ 14.09          $ 16.18          $ 24.28          $ 18.90
-----------------------------------------------------------------------------------------------------------------------
Total return (d)(e)                                           (12.92)%         (31.15)%          35.27%           90.36%(f)
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                    2.90%            2.90%            2.90%            2.90%(h)
Net investment loss (g)                                        (1.30)%          (0.92)%          (1.40)%          (0.90)%(h)
Waiver/reimbursement                                            1.74%            1.29%            0.96%            3.10%(h)
Portfolio turnover rate                                           24%              43%              31%              26%(f)
Net assets, end of period (000's)                            $ 1,073          $ 1,109          $ 1,383            $ 202

(a)  The Fund commenced investment operations on August 19, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Net of fees and expenses waived or borne by the Advisor/Administrator which amounted to $0.233 and $0.365 per share for the periods ended June 30, 2000 and 1999, respectively.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge. (e)Had the Advisor/Administrator not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)  Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                                                               YEAR           PERIOD
                                                                               ENDED           ENDED
                                                                             JUNE 30,        JUNE 30,
CLASS S SHARES                                                                 2002              2001(a)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $ 16.54          $ 19.06
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                                                  (0.04)            0.08
Net realized and unrealized loss on investments and foreign currency              (1.95)           (2.60)
--------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                               (1.99)           (2.52)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $ 14.55          $ 16.54
--------------------------------------------------------------------------------------------------------
Total return (c)(d)                                                              (12.03)%         (13.22)%(e)
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                                                       1.90%            1.90%(g)
Net investment income (loss) (f)                                                  (0.30)%           1.08%(g)
Waiver/reimbursement                                                               1.74%            1.99%(g)
Portfolio turnover rate                                                              24%              43%
Net assets, end of period (000's)                                                 $ 218            $ 305

(a) Class S shares were initially offered on February 1, 2001. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g)  Annualized.

Selected data for a share outstanding throughout each period is as follows:


                                                                                                             PERIOD
                                                                                                              ENDED
                                                                              YEAR ENDED JUNE 30,           JUNE 30,
-----------------------------------------------------------------------------------------------------------------------
CLASS Z SHARES                                                               2002             2001             2000(a)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $ 16.57          $ 24.59          $ 19.86
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                         (0.04)           (0.16)           (0.08)(c)
Net realized and unrealized gain (loss) on investments and foreign currency     (2.06)           (7.23)            6.15
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                             (2.10)           (7.39)            6.07
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                         --               --            (0.51)
From net realized gains                                                            --            (0.18)           (0.83)
In excess of net realized gains                                                    --            (0.45)              --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                                    --            (0.63)           (1.34)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                $ 14.47          $ 16.57          $ 24.59
-----------------------------------------------------------------------------------------------------------------------
Total return (d)(e)                                                            (12.67)%         (30.42)%          30.65%(f)
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                                     1.90%            1.87%            1.48%(h)
Net investment loss (g)                                                         (0.30)%          (0.72)%          (0.38)%(h)
Waiver/reimbursement                                                             1.74%            0.75%            0.21%(h)
Portfolio turnover rate                                                            24%              43%              31%
Net assets, end of period (000's)                                              $   --(i)        $    7          $ 2,097

(a) Class Z shares were initially offered on August 13, 1999. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Net of fees and expenses waived or borne by the Advisor/Administrator which amounted to $0.046 per share for the period ended June 30, 2000.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)  Annualized.

(i)  Rounds to less than one thousand.

 REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF LIBERTY FUNDS TRUST VI
AND THE SHAREHOLDERS OF LIBERTY NEWPORT ASIA PACIFIC FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Newport Asia Pacific Fund (the "Fund") (a series of Liberty Funds Trust VI) at June 30, 2002, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts

August 16, 2002

 TRUSTEES

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of The Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty funds. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                                         Year first                                                     Number of
                                         elected or                                                portfolios in fund      Other
                           Position with  appointed   Principal occupation(s)                       complex overseen   directorships
Name, address and age      Liberty Funds  to office   during past five years                             by trustee         held
------------------------------------------------------------------------------------------------------------------------------------
Disinterested Trustees
Douglas A. Hacker (age 46)     Trustee      2000     President of UAL Loyalty Services and Executive        101         None
c/o Liberty Funds Group LLC                          Vice President of United Airlines (airline) since
One Financial Center                                 September 2001 (formerly Executive Vice
Boston, MA 02111                                     President from July 1999 to September 2001);
                                                     Chief Financial Officer of United Airlines since
                                                     July 1999; Senior Vice President and Chief
                                                     Financial Officer of UAL, Inc. prior thereto

Janet Langford Kelly (age 44)  Trustee      2000     Executive Vice President-Corporate Development         101         None
c/o Liberty Funds Group LLC                          and Administration, General Counsel and
One Financial Center                                 Secretary, Kellogg Company (food manufacturer),
Boston, MA 02111                                     since September 1999; Senior Vice President,
                                                     Secretary and General Counsel, Sara Lee
                                                     Corporation (branded, packaged, consumer-
                                                     products manufacturer) prior thereto

Richard W. Lowry (age 66)      Trustee      1995     Private Investor since 1987 (formerly                  103         None
c/o Liberty Funds Group LLC                          Chairman and Chief Executive Officer, U.S.
One Financial Center                                 Plywood Corporation [building products
Boston, MA 02111                                     manufacturer])

Salvatore Macera (age 71)      Trustee      1998     Private Investor since 1981 (formerly Executive        101         None
c/o Liberty Funds Group LLC                          Vice President and Director of Itek Corporation
One Financial Center                                 (electronics) from 1975 to 1981)
Boston, MA 02111

Charles R. Nelson (age 59)     Trustee      2000     Van Voorhis Professor, Department of Economics,        101         None
c/o Liberty Funds Group LLC                          University of Washington; consultant on
One Financial Center                                 econometric and statistical matters
Boston, MA 02111

John J. Neuhauser (age 59)     Trustee      1985     Academic Vice President and Dean of Faculties          103     Saucony, Inc.
c/o Liberty Funds Group LLC                          since August 1999, Boston College (formerly                 (athletic footwear)
One Financial Center                                 Dean, Boston College School of Management                      SkillSoft Corp.
Boston, MA 02111                                     from September 1977 to September 1999)                          (e-learning)

Thomas E. Stitzel (age 66)     Trustee      1998     Business Consultant since 1999 (formerly               101         None
c/o Liberty Funds Group LLC                          Professor of Finance from 1975 to 1999 and Dean
One Financial Center                                 from 1977 to 1991, College of Business, Boise State
Boston, MA 02111                                     University); Chartered Financial Analyst

Thomas C. Theobald (age 65)    Trustee      2000     Managing Director, William Blair Capital Partners      101   Xerox Corporation
c/o Liberty Funds Group LLC                          (private equity investing) since 1994 (formerly             (business products
One Financial Center                                 Chief Executive Officer and Chairman of the              and services), Anixter
Boston, MA 02111                                     Board of Directors, Continental Bank Corporation)        International (network
                                                                                                                support equipment
                                                                                                               distributor), Jones
                                                                                                           Lang LaSalle (real estate
                                                                                                            management services) and
                                                                                                         MONY Group (life insurance)


Trustees (unaudited continued)



                                         Year first                                                     Number of
                                         elected or                                                portfolios in fund      Other
                           Position with  appointed   Principal occupation(s)                       complex overseen   directorships
Name, address and age      Liberty Funds  to office   during past five years                             by trustee         held
------------------------------------------------------------------------------------------------------------------------------------
Disinterested Trustees (continued)
Anne-Lee Verville (age 57)     Trustee      1998     Author and speaker on educational systems needs        101    Chairman of the
c/o Liberty Funds Group LLC                          (formerly General Manager, Global Education                Board of Directors,
One Financial Center                                 Industry from 1994 to 1997, and President,                 Enesco Group, Inc.
Boston, MA 02111                                     Applications Solutions Division from 1991 to            (designer, importer and
                                                     1994, IBM Corporation [global education and             distributor of giftware
                                                     global applications])                                       and collectibles)


Interested Trustees

William E. Mayer* (age 62)     Trustee      1994     Managing Partner, Park Avenue Equity Partners   103  Lee Enterprises (print and
c/o Liberty Funds Group LLC                          (private equity fund) since February 1999          online media), WR Hambrecht
One Financial Center                                 (formerly Founding Partner, Development Capital       + Co.(financial service
Boston, MA 02111                                     LLC from November 1996 to February 1999;              provider), First Health
                                                     Dean and Professor, College of Business and               (health care)
                                                     Management, University of Maryland from          Systech Retail Systems (retail
                                                     October 1992 to November 1996)                    industry technology provider)

Joseph R. Palombo* (age 49)    Trustee      2000     Chief Operating Officer of Columbia              101          None
One Financial Center            and                  Management Group, Inc. (Columbia Management
Boston, MA 02111              Chairman               Group) since November 2001; formerly Chief
                               of the                Operations Officer of Mutual Funds, Liberty
                                Board                Financial Companies, Inc. from August 2000 to
                                                     November 2001; Executive Vice President of The
                                                     Advisor since April 1999; Executive Vice President
                                                     and Director of Colonial Management Associates, Inc.
                                                     since April 1999; Executive Vice President and Chief
                                                     Administrative Officer of Liberty Funds Group LLC
                                                     (LFG) since April 1999; Director of The Advisor
                                                     since September 2000; Trustee and Chairman of the
                                                     Board of Stein Roe Mutual Funds since October 2000;
                                                     Manager of Stein Roe Floating Rate Limited
                                                     Liability Company since October 2000 (formerly Vice
                                                     President of Liberty Funds from April 1999 to August
                                                     2000; Chief Operating Officer and Chief
                                                     Compliance Officer, Putnam Mutual Funds from December
                                                     1993 to March 1999)

*    Mr. Mayer is an "interested person" (as defined in the Investment Company
     Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht +
     Co. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

                       This page intentionally left blank.

Officers and Transfer Agent


                                       Year first
                                       elected or
                         Position with  appointed
Name, address and age     Liberty Funds to office   Principal occupation(s) during past five years
-------------------------------------------------------------------------------------------------------------------
Officers
Keith T. Banks (age 46)    President     2001       President of Liberty Funds since November 2001; Chief Investment Officer and
Columbia Management Group, Inc.                     Chief Executive Officer of Columbia Management Group since 2001; President,
590 Madison Avenue, 36th Floor                      Chief Executive Officer and Chief Investment Officer of Fleet Investment
Mail Stop NY EH 30636A                              Advisors Inc. Since 2000 (formerly Managing Director and Head of U.S. Equity,
New York, NY 10022                                  J.P. Morgan Investment Management from November 1996 to August 2000)

Vicki L. Benjamin (age 41)   Chief       2001       Controller of the Liberty Funds and Liberty All-Star Funds since May 2002; Chief
One Financial Center      Accounting                Accounting Officer of the Liberty Funds and Liberty All-Star Funds since June
Boston, MA 02111          Officer and               2001; Vice President of LFG since April 2001 (formerly Vice President, Corporate
                          Controller                Audit, State Street Bank and Trust Company from May 1998 to April 2001; Audit
                                                    Manager from July 1994 to June 1997; Senior Audit Manager from July 1997 to May
                                                    1998, Coopers & Lybrand, LLP)

J. Kevin Connaughton (age 38)  Treasurer 2000       Treasurer of the Liberty Funds and Liberty All-Star Funds since December 2000
One Financial Center                                (formerly Controller of the Liberty Funds and Liberty All-Star Funds from
Boston, MA 02111                                    February 1998 to October 2000); Treasurer of Stein Roe Funds since February 2001
                                                    (formerly Controller from May 2000 to February 2001); Senior Vice President of
                                                    LFG since January 2001 (formerly Vice President from April 2000 to January 2001;
                                                    Vice President of Colonial Management Associates, Inc. from February 1998 to
                                                    October 2000; Senior Tax Manager; Coopers & Lybrand, LLP from April 1996 to
                                                    January 1998)

Jean S. Loewenberg (age 57) Secretary    2002       Secretary of Liberty Funds and Liberty All-Star Funds since February 2002;
One Financial Center                                Senior Vice President and Group Senior Counsel, Fleet National Bank since
Boston, MA 02111                                    November 1996





Important Information About This Report

The Transfer Agent for Liberty Newport Asia Pacific Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

Please make a note of our new mailing address, effective immediately.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport Asia Pacific Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Newport Asia Pacific Fund

Liberty Newport Asia Pacific Fund  ANNUAL REPORT, JUNE 30, 2002

[logo: Liberty Funds]
A Member of Columbia Management Group

(c) 2002 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA  02111-2621



PRSRT STD
U.S. POSTAGE
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737-02/321K-0602 (08/02) 02/1645